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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                Date of Report (Date of Earliest Event Reported):
                                JANUARY 26, 2005
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                            KMART HOLDING CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                    000-50278                 32-0073116
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN                                48084
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (248) 463-1000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On January 26, 2005, Kmart Management Corporation and Kmart Holding Corporation (together, "Kmart") entered into a separation agreement (the "Agreement") with Harold W. Lueken, Senior Vice President, General Counsel and Secretary of Kmart. Under the terms of the Agreement, Mr. Lueken will remain an employee of Kmart through January 31, 2005 and will continue to receive certain benefits through that date and for one year thereafter. Pursuant to the Agreement and subject to Kmart's and Mr. Lueken's execution of a mutual release, Mr. Lueken will receive a lump sum payment in lieu of any amounts owed to him under Kmart's Long Term Incentive Plan. He will also receive his base salary for one year commencing on the effective date of the Agreement, subject to certain reductions, and will be eligible for his 2004 annual bonus. In addition, certain shares of restricted stock of Kmart Holding Corporation previously granted to Mr. Lueken will vest and become free of transfer restrictions and the remaining unvested shares of restricted stock will be forfeited on the effective date of the Agreement.

         The description of the Agreement set forth above is qualified in its entirety by reference to the actual terms of the Agreement, which will be filed by Kmart Holding Corporation as an exhibit to its Annual Report on Form 10-K for the year ending January 26, 2005.




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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2005

                                    KMART HOLDING CORPORATION


                                    By: /s/ James F. Gooch
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                                    Name: James F. Gooch
                                    Title: Vice President, Controller